Rule 497(c)

File Nos. 333-05227

811-05846

SUPPLEMENT DATED DECEMBER 3, 2001

TO

PROSPECTUS DATED MAY 1, 2001, AS SUPPLEMENTED

FOR

FUTURITY FOCUS

VARIABLE AND FIXED ANNUITY

Offered by Sun Life Assurance Company of Canada (U.S.)

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus Trust will implement name changes to the CS Warburg Pincus International Equity Portfolio and the CS Warburg Pincus Small Company Growth Portfolio. As a result of the name changes, the Prospectus dated May 1, 2001, as supplemented, is amended as follows:

  All references to "CS Warburg Pincus Small Company Growth Portfolio" will be replaced with "CS Warburg Pincus Small Cap Growth Portfolio."
  All references to "CS Warburg Pincus International Equity Portfolio" will be replaced by "CS Warburg Pincus International Focus Portfolio."